105931676.1 FIRST AMENDMENT TO FORBEARANCE AGREEMENT This First Amendment to Forbearance Agreement (this “Amendment”) is entered into as of December 15, 2022 (the “Amendment Effective Date”) by and among Evofem Biosciences, Inc., a Delaware corporation (the “Company”), the Guarantors identified on the signature pages hereto (the “Guarantors” and, together with the Company being collectively referred to as the “Loan Parties”), the Purchasers party hereto (the “Consenting Purchasers”) and Baker Bros. Advisors LP, as agent and collateral agent for the Purchasers (in such capacity the “Designated Agent”), and is made with reference to the Securities Purchase and Security Agreement dated as of April 23, 2020 (the “Securities Purchase Agreement”) by and among the Company, the Guarantors the purchasers from time to time party thereto (each, a “Purchaser”, and collectively, the “Purchasers”), and the Designated Agent. RECITALS WHEREAS, the Loan Parties, the Purchasers and the Designated Agent are party to that certain Forbearance Agreement, dated as of September 15, 2022; WHEREAS, (1) the Company failed to timely file its Quarterly Report on Form 10-Q in respect of the quarter ended September 30, 2022, as required pursuant to Section 13 or 15(d) of the Exchange Act and, such failure having persisted for 15 business days, and constitutes an Event of Default pursuant to Section 9.1(e) of the Securities Purchase Agreement, and (2) cross-default provisions of Other Note Agreements (as defined in the Forbearance Agreement) were potentially trigged by the Form 10-Q Default, thereby constituting an Event of Default pursuant to Section 9.1(c) of the Securities Purchase Agreement (collectively, the “Form 10-Q Default”); WHEREAS, by virtue of the Form 10-Q Default, the Designated Agent has the right to accelerate payment of the Outstanding Balance per Section 9.2 of the Securities Purchase Agreement, absent the forbearance set forth in this Amendment; WHEREAS, the Company has requested that the Designated Agent and the Purchasers agree to forbear during the Forbearance Period from exercising their rights and remedies as specified herein against the Company and the other Loan Parties with respect to the Form 10-Q Default, and that the Parties amend the Forbearance Agreement to add the Form 10-Q Default to the list of defaults subject to the Forbearance Agreement; WHEREAS, the Purchasers and the Designated Agent have requested that the Company agree to modify the terms of Section 4 of the Forbearance Agreement to revise the nature of Interim Financing to which the Purchasers are willing to consent such that such consent applies only to financing that is pari passu with the Purchasers’ Notes, and the Company is agreeable to such modification; WHEREAS, pursuant to Section 10 of the Forbearance Agreement, the Forbearance Agreement may be amended only if memorialized in a writing signed by the Purchasers and the Designated Agent; DocuSign Envelope ID: 97363474-8510-4378-8D43-F9149180BC9E8D E5647-99FB-41A3-9322-5FB689E0E2A6

105931676.1 2 WHEREAS, pursuant to Section 12.8 of the Purchase Agreement, any term of the Purchase Agreement, the Notes or the Warrants may be amended only with the written consent of the Company, the Designated Agent and the Purchasers holding a majority of the outstanding balance, in the aggregate, of all Notes issued pursuant to the Purchase Agreement (the “Requisite Purchasers”); WHEREAS, the undersigned Purchasers constitute the Requisite Purchasers; and WHEREAS, the Company, the Purchasers and the Designated Agent wish to amend the Forbearance Agreement to address the provisions set forth herein effective as of the Amendment Effective Date. NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: AGREEMENT 1. Definitions; References; Continuation of Purchase Agreement. Unless otherwise specified herein, each capitalized term used herein that is defined in the Purchase Agreement shall have the meaning assigned to such term in the Purchase Agreement and each capitalized term used herein that is defined in the Forbearance Agreement shall have the meaning assigned to such term in the Forbearance Agreement. Each reference to “hereof,” “hereto,” “hereunder,” “herein” and “hereby” and each other similar reference, and each reference to “this Agreement”, the “Securities Purchase Agreement” and each other similar reference, contained in the Purchase Agreement and any other Transaction Document shall from and after the date hereof refer to the Purchase Agreement as amended hereby. Except as amended or waived hereby, all terms and provisions of the Purchase Agreement, the Notes and the Warrants shall continue unmodified and remain in full force and effect. 2. Amendment to Fifth Recital Clause 2.1 Amendment to Fifth Recital Clause. Effective as of the Amendment Effective Date, the fifth recital clause of the Forbearance Agreement is hereby stricken and replaced with the following: WHEREAS, the Company has requested that the Purchasers consent to the incurrence of any additional indebtedness pari passu (but, for the avoidance of doubt, not senior) to that of the Purchasers by the Company following the Forbearance Effective Date (defined below) in an aggregate principal amount not to exceed $5,000,000 (the “Pari Interim Financing”), subject to a right of first offer granted by the Company to the Purchasers, to provide such Pari Interim Financing; 3. Amendment to Section 4 3.1 Amendment to Section 4. Effective as of the Amendment Effective Date, Section 4 of the Forbearance Agreement is hereby stricken and replaced with the following: DocuSign Envelope ID: 97363474-8510-4378-8D43-F9149180BC9E8D E5647-99FB-41A3-9322-5FB689E0E2A6

105931676.1 3 SECTION 4.Consent. Notwithstanding anything to the contrary set forth in the Securities Purchase Agreement or the other Transaction Documents, including, without limitation, Section 8.2(a) of the Securities Purchase Agreement, the Purchasers hereby consent to the incurrence by the Company and its subsidiaries of Pari Interim Financing following the Forbearance Effective Date in an aggregate principal amount not to exceed $5,000,000. The Company will use reasonable best efforts to obtain interim financing through the offering and sale of equity securities and/or on an unsecured or junior secured basis only. With respect to a Pari Interim Financing, Purchasers’ consent shall only be effective provided that notwithstanding the equal priority of the liens granted on the collateral in such Pari Interim Financing, Purchasers shall be authorized to deal with the collateral as if Purchasers had a senior and exclusive lien on such collateral and that participants in such Pari Interim Financing other than Purchasers agree not to (a) contest, protest or object to (i) any foreclosure proceeding or action or any other exercise of other remedies or rights by Purchasers or (b) (i) file any motion, objection or make any other appearance in any court related to the obligations of Company under such Pari Interim Financing or (ii) declare any default or exercise any remedy with respect to the obligations under such Pari Interim Financing without Purchasers prior written consent, or (c) to vote for any plan filed in the bankruptcy case if Purchasers do not support and vote in favor of such plan. Prior to entering into any Pari Interim Financing, the Company shall provide the Purchasers with three (3) business days written notice of the terms of such Pari Interim Financing, during which time the Purchasers shall have the right to extend Pari Interim Financing on the same terms and condition of any other proposed third-party Pari Interim Financing. 3.2 Any prior consent by the Designated Agent or the Purchasers to subordinate their liens or claims in any way to other indebtedness or financing, including that consent previously included in Section 4 of the Forbearance Agreement prior to its amendment hereby, is hereby revoked. 4. Amendment to Schedule I. 4.1 Amendment to Schedule I of the Forbearance Agreement. Effective as of the Amendment Effective Date, Schedule I of the Forbearance Agreement is hereby amended to add the following (with no change to the remainder of such schedule): Any default or Event of Default related to the failure of the Company to timely file its Quarterly Report on Form 10-Q in respect of the quarter ended September 30, 2022, as required pursuant to Section 13 or 15(d) of the Exchange Act. 5. Miscellaneous. DocuSign Envelope ID: 97363474-8510-4378-8D43-F9149180BC9E8D E5647-99FB-41A3-9322-5FB689E0E2A6

105931676.1 4 5.1 Governing Law. This Amendment shall be governed in all respects by and construed in accordance with the laws of the State of New York without regard to provisions regarding choice of laws. 5.2 Entire Agreement. This Amendment, together with the Purchase Agreement, the Notes, the Warrants, the other Note Documents and the Exhibits and Schedules to the Purchase Agreement and thereto (all of which are hereby expressly incorporated herein by this reference) constitute the entire understanding and agreement between the parties with regard to the subjects hereof and thereof. 5.3 Titles and Subtitles. The titles of the sections and clauses of this Amendment are for convenience of reference only and are not to be considered in construing this Amendment. 5.4 Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Delivery by facsimile or e-mail of an executed counterpart of a signature page shall be effective as delivery of an original executed counterpart. 5.5 Severability. Should any provision of this Amendment be determined to be illegal or unenforceable, such determination shall not affect the remaining provisions of this Amendment. 5.6 Transaction Document. This Amendment constitutes a “Transaction Document” for all purposes of the Securities Purchase Agreement and the other Transaction Documents. 5.7 Reaffirmation. Each of the undersigned Loan Parties (a) acknowledges all of its obligations, undertakings and liabilities under the Securities Purchase Agreement and the other Transaction Documents to which it is a party in each case as amended in connection herewith and such obligations, undertakings and liabilities, where applicable, are hereby reaffirmed and remain in full force and effect on a continuous basis and (b) agrees that its grant of security interests pursuant to the Security Agreement is reaffirmed and remains in full force and effect after giving effect to this Agreement and secures all Secured Obligations (as in effect after giving effect hereto). [Signature page follows.] DocuSign Envelope ID: 97363474-8510-4378-8D43-F9149180BC9E8D E5647-99FB-41A3-9322-5FB689E0E2A6

Signature Page to First Amendment to Forbearance Agreement IN WITNESS WHEREOF, the parties have executed this Fourth Amendment to Securities Purchase and Security Agreement to be effective as of the date first above written. EVOFEM BIOSCIENCES, INC., as Company By: Name: Saundra Pelletier Title: Chief Executive Officer GUARANTORS: EVOFEM, INC. EVOFEM BIOSCIENCES OPERATIONS, INC. EVOFEM LIMITED, LLC EVOFEM NORTH AMERICA, INC. By: Name: Saundra Pelletier Title: Chief Executive Officer Address: 12400 High Bluff Drive, Suite 600 San Diego, CA Email: spelletier@evofem.com DocuSign Envelope ID: 97363474-8510-4378-8D43-F9149180BC9E8D E5647-99FB-41A3-9322-5FB689E0E2A6

Signature Page to First Amendment to Forbearance Agreement BAKER BROS. ADVISORS LP, as the Designated Agent By: Scott Lessing President Address: 860 Washington St., 10th Floor New York, NY 10014 Attn: Scott Lessing Email: bbi_officialnotices@BBInvestments.com DocuSign Envelope ID: 97363474-8510-4378-8D43-F9149180BC9E8D E5647-99FB-41A3-9322-5FB689E0E2A6

Signature Page to First Amendment to Forbearance Agreement 667, L.P., as a Purchaser By: BAKER BROS. ADVISORS LP, management company and investment adviser to 667, L.P., pursuant to authority granted to it by Baker Biotech Capital, L.P., general partner to 667, L.P., and not as the general partner. By: Scott Lessing President Address: c/o Baker Bros. Advisors LP 860 Washington St., 10th Floor New York, NY 10014 Attn: Scott Lessing Email: bbi_officialnotices@BBInvestments.com DocuSign Envelope ID: 97363474-8510-4378-8D43-F9149180BC9E8D E5647-99FB-41A3-9322-5FB689E0E2A6

Signature Page to First Amendment to Forbearance Agreement BAKER BROTHERS LIFE SCIENCES, L.P., as a Purchaser By: BAKER BROS. ADVISORS LP, management company and investment adviser to Baker Brothers Life Sciences, L.P., pursuant to authority granted to it by Baker Brothers Life Sciences Capital, L.P., general partner to Baker Brothers Life Sciences, L.P., and not as the general partner. By: Scott Lessing President Address: c/o Baker Bros. Advisors LP 860 Washington St., 10th Floor New York, NY 10014 Attn: Scott Lessing Email: bbi_officialnotices@BBInvestments.com DocuSign Envelope ID: 97363474-8510-4378-8D43-F9149180BC9E8D E5647-99FB-41A3-9322-5FB689E0E2A6

DocuSign Envelope ID: 97363474-8510-4378-8D43-F9149180BC9E8D E5647-99FB-41A3-9322-5FB689E0E2A6